As Filed with the Securities and Exchange Commission on December 2, 1999
                                               Registration No. 333-___________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT

                                      Under

                           THE SECURITIES ACT OF 1933
                        APPLIED DIGITAL SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    MISSOURI
                         (State or other jurisdiction of
                         incorporation or organization)

                                   43-1641533
                                (I.R.S. Employer
                              Identification No.)


                          400 Royal Palm Way, Suite 410
                            Palm Beach, Florida 33480
                                 (561) 366-4800
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

      Applied Digital Solutions, Inc. 1996 Non-Qualified Stock Option Plan
                            (Full title of the Plan)

                              Garrett A. Sullivan
                        400 Royal Palm Way, Suite 410
                              Palm Beach, Florida 33480
                                 (561) 366-4800
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                        Copies of all correspondence to:
                            Denis P. McCusker, Esq.
                                 Bryan Cave LLP
                            One Metropolitan Square
                         211 North Broadway, Suite 3600
                         St. Louis, Missouri 63102-2750
                                 (314) 259-2000

                         CALCULATION OF REGISTRATION FEE
=============================================================================================
Title of Each Class         Amount        Proposed Maximum    Proposed Maximum    Amount of
of Securities to be         to be         Offering Price         Aggregate       Registration
     Registered         Registered(1)(2)     Per Unit(3)      Offering Price(3)      Fee
=============================================================================================
  Common Stock, $.001   5,000,000 shares       $5.90              $29,500,000      $7,789
  par value per share
=============================================================================================

(1) This registration statement registers an additional 5,000,000 shares of the same class as other securities for which a registration statement filed on this form relating to the same employee benefit plan is effective. We previously registered 5,000,000 shares of common stock on November 5, 1997, Registration No. 333-39553, pursuant to Applied Digital Solutions, Inc. 1996 Non-Qualified Stock Option Plan, and therefore, we will have an aggregate of 10,000,000 shares registered pursuant to the Applied Digital Solutions, Inc. 1996 Non-Qualified Stock Option Plan upon the effectiveness of this registration statement.

(2) This Registration Statement also relates to such indeterminate number of additional shares as may be issuable pursuant to the anti-dilution provisions of the Applied Digital Solutions, Inc. 1996 Non-Qualified Stock Option Plan.

(3)  Pursuant  to  Rule  457(c)  and  (h),  the  proposed   offering  price  and
     registration  fee have been  calculated  on the basis of the average of the high and low  trading  prices for the Common  Stock for the five day period ended  November  30,  1999 as  reported  on the  Nasdaq  National  Market.
     ========================================================================================

     This Registration Statement registers additional securities of the same class as other securities for which a registration statement filed on this form relating to the same employee benefit plan is effective. Consequently, pursuant to General Instruction E to Form S-8, the contents of the Registration Statement filed by Applied Digital Solutions, Inc. (formerly, Applied Cellular Technology, Inc.) on November 5, 1997, Registration No. 333-39553, is incorporated by reference into this Registration Statement.


Item 8.  Exhibits.

        Exhibit No.              Description

            4.1 Applied Digital Solutions, Inc. 1996 Non-Qualified Stock Option Plan, as amended through June 13, 1998.

            5.1 Opinion of Bryan Cave LLP relating to legality of the Common Stock.

           23.1     Consent of PricewaterhouseCoopers LLP.

           23.2     Consent of Rubin, Brown, Gornstein & Co. LLP.

           23.3     Consent of Bryan Cave LLP (included in Exhibit 5.1).

           24.1     Power of Attorney (included on signature page).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach, State of Florida, on December 1, 1999.


                                         APPLIED DIGITAL SOLUTIONS, INC.


                                        By: /S/ David A. Loppert
                                           -------------------------------------
                                           David A. Loppert, Vice President,
                                           Chief Financial Officer


                               POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Garrett A. Sullivan and David A. Loppert, and each of them (with full power to each of them to act alone), the true and lawful attorney in fact and agent for the undersigned, to act on behalf of and in the name of the undersigned in connection with this Registration Statement, including the authority to sign any amendments (including post-effective amendments) to this Registration Statement, or to sign any registration statement which registers additional securities under the Applied Digital Solutions, Inc. 1996 Non-Qualified Stock Option Plan pursuant to Instruction E to Form S-8, and to file the same, with exhibits and any and all other documents filed with respect thereto, with the Securities and Exchange Commission (or any other governmental or regulatory authority), and each such person ratifies and confirms all that said attorneys in fact and agents may lawfully do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




         Signature                          Title                          Date

                                 Chairman of the Board of
                                  Directors, Chief Executive
    /S/ Richard J. Sullivan       Officer and Secretary (Principal
-------------------------------   Executive Officer)                  December 1, 1999
     (Richard J. Sullivan)

    /S/ Garrett A. Sullivan      President and Director (Principal
-------------------------------   Operating Officer)                  December 1, 1999
     (Garrett A. Sullivan)

                                 Vice President, Chief Financial
    /S/ David A. Loppert          Officer (Principal Accounting
-------------------------------   Officer)                            December 1, 1999
       (David A. Loppert)

                                 Director                             December _, 1999
-------------------------------
      (Angela M. Sullivan)

      /S/ Daniel E. Penni        Director                             December 1, 1999
-------------------------------
       (Daniel E. Penni)

    /S/ Arthur F. Noterman       Director                             December 1, 1999
-------------------------------
      (Arthur F. Noterman)

   /S/ Constance K. Weaver)      Director                             December 1, 1999
-------------------------------
     (Constance K. Weaver)

  /S/ Richard S. Friedland       Director                             December 1, 1999
-------------------------------
    (Richard S. Friedland)



                                  EXHIBIT INDEX



         Exhibit No.            Description

             4.1 Applied Digital Solutions,. Inc. 1996 Non-Qualified Stock Option Plan, as amended through June 13, 1998.

             5.1 Opinion of Bryan Cave LLP relating to legality of the Common Stock.

            23.1    Consent of PricewaterhouseCoopers LLP.

            23.2    Consent of Rubin, Brown, Gornstein & Co. LLP.

            23.2    Consent of Bryan Cave LLP (included in Exhibit 5.1).

            24.1    Power of Attorney (included on signature page).
































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